UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 19, 2022
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E Corporation	California	94-3234914
001-02348	Pacific Gas and Electric Company	California	94-0742640

77 BEALE STREET	77 BEALE STREET
P.O. BOX 770000	P.O. BOX 770000
SAN FRANCISCO, California 94177	SAN FRANCISCO, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
Equity Units	PCGU	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 19, 2022, PG&E Corporation and its subsidiary Pacific Gas and Electric Company (the “Utility”) held their joint annual meeting of shareholders.

PG&E Corporation:

At the joint annual meeting, the shareholders of PG&E Corporation voted as indicated below on the following matters:

1.
Election of the following individuals to serve as directors until the next annual meeting of shareholders or until their successors are elected and qualified (included as Proposal 1 in the proxy statement):

	For	Against	Abstain	Broker Non- Vote(1)
Rajat Bahri	1,518,480,788	9,746,174	1,096,324	307,160,225
Jessica L. Denecour	1,496,346,766	31,931,531	1,044,989	307,160,225
Mark E. Ferguson, III	1,503,947,433	24,326,123	1,049,725	307,160,230
Robert C. Flexon	1,502,012,535	25,573,329	1,737,420	307,160,227
W. Craig Fugate	1,516,289,750	11,913,417	1,120,118	307,160,226
Patricia K. Poppe	1,521,688,450	6,747,247	887,588	307,160,226
Dean L. Seavers	1,516,123,953	12,092,070	1,107,262	307,160,226
William L. Smith	1,521,303,226	6,956,040	1,064,018	307,160,227

(1)
A broker non-vote occurs when shares held by a broker for a beneficial owner are not voted because (i) the broker did not receive voting instructions from the beneficial owner, and (ii) the broker lacked discretionary authority to vote the shares. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

Each director nominee named above was elected a director of PG&E Corporation.

2.
Non-binding advisory vote to approve the company’s executive compensation (included as Proposal 2 in the proxy statement):

For:	1,718,264,465
Against:	53,821,530
Abstain:	1,292,306
Broker Non-Vote(1)	63,105,210

(1)	See footnote 1 above.

This proposal was approved.

3.
Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2022 (included as Proposal 3 in the proxy statement):

For:	1,806,750,932
Against:	28,446,198
Abstain:	1,286,381

This proposal was approved.

4.
Approval of an amendment to PG&E Corporation Articles of Incorporation (included as Proposal 4 in the proxy statement):

For:	1,770,248,850
Against:	1,864,710
Abstain:	1,264,739
Broker Non-Vote(1)	63,105,212

(1)	See footnote 1 above.

This proposal was approved.

Pacific Gas and Electric Company:

At the joint annual meeting, the shareholders of the Utility voted as indicated below on the following matters:

1.
Election of the following individuals to serve as directors until the next annual meeting of shareholders or until their successors are elected and qualified (included as Proposal 1 in the proxy statement):

	For	Against	Abstain	Broker Non- Vote(1)
Rajat Bahri	269,832,065	118,118	43,099	2,289,196
Jessica L. Denecour	269,836,091	113,875	43,317	2,289,195
Mark E. Ferguson, III	269,820,795	130,651	41,836	2,289,196
Robert C. Flexon	269,847,393	100,962	44,927	2,289,196
W. Craig Fugate	269,844,428	102,346	46,508	2,289,196
Patricia K. Poppe	269,835,028	109,816	48,439	2,289,195
Dean L. Seavers	269,832,494	112,226	48,563	2,289,195
William L. Smith	269,842,021	102,300	48,962	2,289,195

(1)	See footnote 1 above.

Each director nominee named above was elected a director of the Utility.
2.
Non-binding advisory vote to approve the company’s executive compensation (included as Proposal 2 in the proxy statement):

For:	269,704,114
Against:	221,765
Abstain:	67,402
Broker Non-Vote(1)	2,289,197

(1)	See footnote 1 above.

This proposal was approved.

3.
Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2022 (included as Proposal 3 in the proxy statement):

For:	272,077,945
Against:	86,148
Abstain:	118,385

This proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: May 23, 2022	By:	/s/ JOHN R. SIMON
Name: John R. Simon
Title: Executive Vice President, General Counsel and Chief Ethics & Compliance Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: May 23, 2022	By:	/s/ BRIAN M. WONG
Name: Brian M. Wong
Title: Vice President, General Counsel and Corporate Secretary